Exhibit 10.13


                                  VSOURCE, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is entered into as of _________________ by and among VSource, Inc., a Delaware corporation (the "Company"), the persons whose signatures appear on the signature pages hereto under "OTT Shareholder" (the "OTT Shareholders"), and persons whose signatures appear on the signature pages hereto under "OTT Warrant Holder" (the "OTT Warrant Holders")

     WHEREAS, the Company, OTT Acquisition Corp., a California corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), Online Transaction Technologies, Inc., a California corporation ("OTT"), and Colin P. Kruger and Michael Shirman (the "Founders") have entered into an Agreement and Plan of Merger dated as of December 14, 2000 (the "Merger Agreement"), whereby Merger Sub will be merged with and into OTT (the "Merger"), OTT will be the surviving corporation and become a wholly-owned subsidiary of the Company and shares of the common stock of the Company will be issued to the OTT Shareholders; and

     WHEREAS, in connection with the Merger Agreement, the Company has agreed to enter into this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereby agree as follows:

     1.  DEFINITIONS.  As  used  herein:

          1.1 The term "Common Stock" means the common stock, $.01 par value per share, of the Company, or any capital stock of the Company or of any successor issued in exchange therefor.

          1.2 The term "Holder" means any person who is the record holder of Registrable Shares; provided that if such person is not an OTT Shareholder or an OTT Warrant Holder, such person shall be deemed a Holder only if the Registrable Shares were transferred to such person in accordance with Section 6.

          1.3 The term "Ownership Percentage" means, with respect to each Holder requesting inclusion of Registrable Shares in a Public Offering, the number of Registrable Shares held by such Holder at the applicable date divided by the aggregate of (i) all Registrable Shares held by all Holders requesting registration in such offering and (ii) the total number of all other securities entitled to registration pursuant to any agreement with the Company and held by others participating in the Public Offering.


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          1.4     The  term  "person"  means  an  individual,  corporation,
partnership,  association,  trust,  estate  or  other  entity  or  organization.

          1.5 The term "Public Offering" means and includes the closing of a public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock issued to the general public, other than an offering made solely in connection with a business combination or a compensatory benefit plan.

          1.6 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          1.7 The term "Registrable Shares" means (i) the shares of Common Stock issued to the OTT Shareholders by operation of the Merger, (ii) the shares of Common Stock issued to the OTT Warrant Holders upon exercise of the Replacement Warrants (as defined in the Merger Agreement), and (iii) any shares of Common Stock issued as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above; excluding in all cases, however, any shares (A) sold by a person in a transaction in which such person's rights under Section 2 are not transferred in accordance with Section 6, (B) held in escrow under the Escrow Agreement of even date herewith by and among the Company, the Founders, Colin P. Kruger, as the "Shareholder Representative," and Sheppard, Mullin, Richter & Hampton LLP, as escrow agent, or (C) subject to the lock-up restrictions imposed by the Employment Agreements of even date herewith between the Company and each of the Founders. In addition, any particular shares of Common Stock shall cease to be Registrable Shares when: (w) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or may be so distributed within any three month period,
(y) they shall have been otherwise transferred, new certificates for them shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (z) they shall have ceased to be outstanding.

          1.8 The term "Securities Act" means the Securities Act of 1933, as amended.

          1.9 The term "Series 2-A Shareholder" means any holder of shares of the Company's Series 2-A Convertible Preferred Stock (or shares of capital stock issued upon conversion thereof) or of the warrants issued to holders of such preferred stock (or the shares of capital stock issued upon exercise thereof).


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          1.10     The  term  "Series  2-A  Registration" means the registration statement to be filed by the Company, on behalf of the Series 2-A Shareholders, as amended from time to time.

     2.  REGISTRATION  RIGHTS.

          2.1 If, at any time following the closing of the Public Offering to be effected by the Series 2-A Registration, the Company shall determine to effect a Public Offering, it shall send to each Holder written notice of such determination and, if within ten (10) days after receipt of such notice, such Holder shall so request in writing, the Company shall cause to be included in the registration statement all or any part of the Registrable Shares that such Holder requests to be registered.

          2.2 If the shares being sold by the Company under such registration are to be underwritten, each Holder of Registrable Shares to be included in such registration shall enter into and perform its obligations under the underwriting agreement required by the underwriter.

          2.3 Notwithstanding Section 2.1, if, in connection with any Public Offering, the managing underwriter, if any, or the Company, if there is no managing underwriter, shall impose a limitation on the number of shares of Common Stock included in the registration because, in the judgment of such underwriter or the Company, as applicable, such limitation is necessary based on market conditions, the Company may exclude, to the extent so advised by the managing underwriter or so determined by the Company, as applicable, the Registrable Shares from the underwriting; provided, however, that if the managing underwriter or the Company, as applicable, does not entirely exclude the Registrable Shares from the underwriting or registration, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, an amount of Registrable Shares equal to the product of (i) the number of Registrable Shares that remain available for registration after the underwriter's or Company's cut back and (ii) such Holder's Ownership Percentage. Registrable Shares may not be excluded from such underwriting or registration to any greater extent than securities held by any other person who has exercised registration rights with respect to such securities in connection with such underwriting or registration (including, without limitation, securities held by management or other affiliates of the Company); it being agreed that such limitation shall not apply to any of the following: (i) securities held by Series 2-A Shareholders, (ii) securities held by shareholders exercising demand registration rights, and (iii) securities being offered by the Company for its own account.


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
          2.4 The Company may require each Holder selling Registrable Shares to furnish to the Company such information and documents regarding the Holder and the distribution of such securities as may be required to be disclosed in the Registration Statement by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the applicable jurisdictions.

          2.5 The Company will from time to time amend or supplement the registration statement and the prospectus contained therein used in any Public Offering under which Registrable Shares are being sold pursuant to this Agreement as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

          2.6 Each Holder selling Registrable Shares shall, upon receipt of any notice from Company of the happening of any event of the kind described in
Section 4(c), immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c), and, if so directed by Company, each such Holder will deliver to Company (at Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

     3.  INDEMNIFICATION.

          3.1 In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through which such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 3.1 will


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
not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Shares, any such underwriter or any such controlling person for use therein or arises from such Holder's breach of its obligations under this Agreement. Promptly after receipt by any Holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. The Company shall not be liable to indemnify any person under this Section 3.1 for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 3.1 (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          3.2 In the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through which any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and all other Holders and their respective officers, directors and controlling persons from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended


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
preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder, for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Shares, the Company will notify such Holder of Registrable Shares in writing of the commencement thereof, and such Holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the reasonable fees and expenses of such separate counsel. Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the person being indemnified (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

          3.3 If the indemnification provided for in Sections 3.1 or 3.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided, that the maximum liability of a Holder shall be


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
limited to an amount equal to the proceeds to such holder of the Registrable Securities Sold in such registration. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     4. OBLIGATIONS OF THE COMPANY. Whenever the Company is required hereunder to register Registrable Shares, it shall also do the following:

               (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Shares;

               (b) Use reasonable efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

               (c) Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and then use its reasonable best efforts to correct promptly such statement or omission;

               (d) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed if such listing is then permitted under the rules of the exchange;

               (e) Provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration;


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
               (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

               (g) Permit each selling Holder or its counsel or other representatives upon the receipt of commercially reasonable confidentiality agreements, to inspect and copy such corporate documents and records as may reasonably be requested by them; and


               (h) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering unless confidential treatment of such information has been requested of the Securities and Exchange Commission.

     5. EXPENSES. In the case of a registration under this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of any counsel for the Holders in connection with the registration of their Registrable Shares or (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares.

     6. TRANSFER OF REGISTRATION RIGHTS. If a Holder transfers any Registrable Shares, the transferee shall be entitled to the rights of the Holder hereunder with respect to the transferred shares only if (i) the transfer of the shares complies with all applicable law, (ii) such transfer is not made to a competitor of the Company, and (iii) the transferee executes and delivers to the Company a Registration Rights Agreement Joinder in the form of Exhibit A. For purposes of
                                                     ---------
this Section 6, "competitor of the Company" means a company whose principal lines of business include business-to-business electronic procurement services.

     7. "MARKET STAND-OFF" AGREEMENT. Following the effective date of any Public Offering, no Holder, if requested by the managing underwriter or, if there is no managing underwriter, by an executive officer of the Company, shall, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by such Holder at any time during such period, not to exceed 180 days, as may be specified by such underwriter or such executive officer, as applicable, except Registrable Securities, if any, included in such offering. The Holders shall enter into customary written "lock-up" agreements with the managers of the relevant underwriting or with the


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
Company, as applicable. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to Registrable Shares until the end of such period.

     8. SUSPENSION AND WITHDRAWAL. Notwithstanding any provision of this Agreement, the Company reserves the right in its sole and absolute discretion to suspend or withdraw any registration statement at any time.

     9. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     10. TERMINATION OF REGISTRATION RIGHTS. The obligations of the Company to register any Holder's Registrable Shares pursuant to this Agreement shall terminate three (3) years after the date hereof.

     11.  MISCELLANEOUS.

          11.1 All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered personally, (ii) upon confirmation of receipt, if given by electronic facsimile and (iii) on the third business day following mailing, if mailed first-class, postage prepaid, registered or certified mail addressed as follows:

               (a)     If  to  the  Company  to:

                       VSource,  Inc.
                       5740  Ralston,  Suite  110
                       Ventura,  California  93003
                       Facsimile:(805)676-1193
                       Attention:  Sandford  T.  Waddell

                       with  a  copy  to:

                       Sheppard,  Mullin,  Richter  &  Hampton  LLP
                       650  Town  Center  Drive,  4th  Floor
                       Costa  Mesa,  California  92626
                       Attn:  John  J.  Giovannone,  Esq.
                       Facsimile:  (714)  513-5130

               (b) If to the OTT Shareholders to: the addresses indicated for them on those certain Acknowledgement, Joinder and Release documents executed by them in connection with the Merger.


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
               (c) If to the OTT Warrant Holders to: the addresses indicated for them on those certain Warrant Holder Agreements executed by them in connection with the Merger.

               (d) If to any other Holder, to that address indicated for such Holder on the applicable Registration Rights Agreement Joinder.

          Any party may by notice given in accordance with this Section 11.1 to the other parties designate another address or person for receipt of notices hereunder.

          11.2 This Agreement (including the Exhibits hereto) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, representation and warranties, written or oral, with respect thereto.

          11.3 Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of fifty-one percent (51%) of the Registrable Shares then outstanding. The failure of a party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition. No waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          11.4 This Agreement shall be governed by and construed in accordance with the substantive and procedural laws of the State of California applicable to agreements made and to be performed entirely within such State. The parties hereby agree that any action, suit, arbitration or other proceeding arising out of or related to this Agreement or the relationship created hereby shall be conducted only in Los Angeles County, California. Each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in United States District Court for the Central District of California and in the Superior Court for Los Angeles County in any legal action, equitable suit or other proceeding arising out of or related to this Agreement or the relationship created hereby.

          11.5 Notwithstanding anything herein to the contrary, if there shall be a dispute among any of the parties arising out of or relating to this Agreement (including without limitation the issue of arbitrability or the indemnities provided herein or therein, or the breach thereof), the parties agree that such dispute shall be resolved by final and binding arbitration in Los Angeles, California, administered by Judicial Arbitration & Mediation Services, Inc. ("JAMS"), in accordance with JAMS' rules of practice then in effect or such other procedures as the parties may agree to. Each party hereby irrevocably consents and submits to personal jurisdiction in the State of California for any arbitration contemplated by this Section 11.5. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

          11.6 If any legal action or dispute arises under this Agreement, arises by reason of any asserted breach of it, or arises between the parties and is related in any way to the subject matter of the Agreement, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, arbitration costs, investigative costs, reasonable accounting fees and charges for experts.

          11.7 This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and permitted assigns. Except as provided herein, neither this Agreement, nor any of the rights hereunder, may be assigned by any party, nor may any party delegate any obligations hereunder, without the written consent of the other party hereto. Any non-permitted assignment or attempted assignment shall be void.

          11.8 Nothing herein is intended or shall be construed to give any person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein, except as otherwise provided herein. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof or thereof each signed by less than all, but together signed by all of the parties. The headings herein are for reference only and shall not affect the interpretation of this Agreement.

          11.9 The parties hereto are sophisticated and have been represented by lawyers throughout the transactions contemplated hereto who have carefully negotiated the provisions hereof. As a consequence, the parties do not intend that the presumptions of California Civil Code Section 1654 and similar laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement and therefore waive their effects.

          11.10 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the day and year first above written.


                                   VSOURCE,  INC.


                                   By: ____________________________

                                       ____________________________
                                       [Print  Name  and  Title]




                   [THE SIGNATURES OF THE OTT SHAREHOLDERS AND
             THE OTT WARRANT HOLDERS APPEAR ON THE FOLLOWING PAGES]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BY AND AMONG VSOURCE, INC., THE
                  OTT SHAREHOLDERS AND THE OTT WARRANT HOLDERS]


                                   "OTT  SHAREHOLDER"

                                   By: _________________________________________

                                       _________________________________________
                                       [print  name  and, if applicable, title]

                                       _________________________________________
                                       [print  address]

                                       _________________________________________
                                       [print  city,  state  and zip code]

                                       _________________________________________
                                       [print  facsimile  number]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT BY AND AMONG VSOURCE, INC., THE
                  OTT SHAREHOLDERS AND THE OTT WARRANT HOLDERS]


                                  "OTT  WARRANT  HOLDER"

                                   By: _________________________________________

                                       _________________________________________
                                       [print  name  and, if applicable, title]

                                       _________________________________________
                                       [print  address]

                                       _________________________________________
                                       [print  city,  state  and zip code]

                                       _________________________________________
                                       [print  facsimile  number]

                                    EXHIBIT A

                      REGISTRATION RIGHTS AGREEMENT JOINDER
                      -------------------------------------

     As of the date set forth below, the undersigned is acquiring from _________________ _____ shares of the common stock of VSource, Inc. (the "Company"). By execution of this Registration Rights Agreement Joinder, the undersigned shall be deemed to be a party to, and bound by all the provisions applicable to the Holders as defined in, that certain Registration Rights Agreement, dated as of ____________, by and among the Company, the OTT Shareholders and the OTT Warrant Holders (as defined therein).


                                   Dated: ______________________________________


                                   By: _________________________________________

                                       _________________________________________
                                       [print  name  and, if applicable, title]

                                       _________________________________________
                                       [print  address]

                                       _________________________________________
                                       [print  city,  state  and zip code]

                                       _________________________________________
                                       [print  facsimile  number]